UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 29, 2015 (September 29, 2015)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including zip code)

voice: (713) 353-9400

fax: (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                                   Other Events.

On September 29, 2015 Hyperdynamics Corporation (the “Company”) issued a news release announcing the SEC entry of an administrative cease and desist order concerning the Company’s books and records and internal controls, fully resolving the previously disclosed SEC investigation concerning possible violations of the Foreign Corrupt Practices Act (FCPA).  A copy of the news release is attached as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	News release of Hyperdynamics Corporation, dated September 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	September 29, 2015	By:	/s/ RAY LEONARD
		Name:	Ray Leonard
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	News release of Hyperdynamics Corporation, dated September 29, 2015